                                                             EXHIBIT 10.2 1 OF 3


                                 AMENDMENT NO.1
                                       TO
                    1986 EMPLOYEE INCENTIVE STOCK OPTION PLAN




The 1986 Employee Incentive Stock Option Plan of Ringer Corporation (the "Plan") is hereby amended as follows:

2.   Stock Subject to Plan

     The third sentence of Section 2 reading "Subject to the adjustment as provided in section 10, the maximum number of shares for which options may be exercised under the Plan shall be 355,000 shares" is hereby amended to read "Subject to the adjustment as provided in section 10, the maximum number of shares for which options may be exercised under the Plan shall be 655,000 shares."

Adopted this 1st day of January 1988 as authorized and directed by the board of directors of Ringer Corporation.

                                                             EXHIBIT 10.2 2 OF 3


                                 AMENDMENT NO.2
                                       TO
                    1986 EMPLOYEE INCENTIVE STOCK OPTION PLAN




The 1986 Employee Incentive Stock Option Plan of Ringer Corporation, as amended by Amendment No. 1, (the "Plan") is hereby amended as follows:

2.   Stock Subject to Plan

     The third sentence of Section 2, as previously amended, reading "Subject to the adjustment as provided in section 10, the maximum number of shares for which options may be exercised under the Plan shall be 655,000 shares" is hereby amended to read "Subject to the adjustment as provided in section 10, the maximum number of shares for which options may be exercised under the Plan shall be 955,000 shares."

Adopted this 9th day of September 1992 as authorized and directed by the board of directors of Ringer Corporation.

                                                             EXHIBIT 10.2 3 OF 3



                                 AMENDMENT NO.3
                                       TO
                    1986 EMPLOYEE INCENTIVE STOCK OPTION PLAN




The 1986 Employee Incentive Stock Option Plan of Ringer Corporation, as amended by Amendment No. 1 and Amendment No. 2, (the "Plan") is hereby amended as follows:

2.   Stock Subject to Plan

     The third sentence of Section 2, as previously amended, reading "Subject to the adjustment as provided in section 10, the maximum number of shares for which options may be exercised under the Plan shall be 955,000 shares" is hereby amended to read "Subject to the adjustment as provided in section 10, the maximum number of shares for which options may be exercised under the Plan shall be 1,155,000 shares."

Adopted this 4th day of January 1995 as authorized and directed by the board of directors of Ringer Corporation.